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                                                                 EXHIBIT 10.10.5

                               FIFTH AMENDMENT TO
                               ------------------

                              EMPLOYMENT AGREEMENT
                              --------------------

      This Fifth Amendment to Employment Agreement (the "Fifth Amendment") is made and entered into as of October 1, 2000, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the "Company"), and Lewis A. Halpert, an individual ("Employee").

                                    RECITALS
                                    --------

      WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of January 1, 1996, and amended January 1, 1997, January 1, 1998, January 1, 1999, and January 1, 2000 (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

      WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the term, add a signing bonus and cap the year 2000 bonus.

                             AMENDMENT TO AGREEMENT
                             ----------------------

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of October 1, 2000 as follows:

      1. The Term of the Agreement is extended until December 31, 2003. Therefore, Section 1 (a) of the Agreement is amended such that the termination date of "December 31, 2002" is deleted and the termination date of "December 31, 2003" is inserted in lieu thereof.

      2. Section 1 (c) is amended such that the Employee's annual incentive award for the year 2000 is capped at $400,000, plus payments previously received.

      3.    Section 1 (k) is added:

                  1 (k) A one-time signing bonus of $500,000 shall be granted to
            Employee, $250,000 payable 3-15-01, and $250,000 payable 6-30-01.
            The $500,000 may be deferred in the Company's Deferred
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            Compensation Plan at the election of the Employee and shall be subject to the Company match as otherwise defined in the Deferred Compensation Plan.

      4.    Section 1 (l) is added:

                  1 (l) For bonus earned in the year 2001, the Company will make an advanced payment on any bonus earned through 6-30-01 based on the actual revenues received and annualized projected costs.

Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

      IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment as of the date first above written.

KENNEDY-WILSON, INC.
a Delaware corporation

/s/ James C. Ozello                              /s/ Kent Y. Mouton
-----------------------------------              ----------------------------
James C. Ozello, Acting Secretary                Kent Y. Mouton
Compensation/Stock Option Committee              Chairman, Compensation/Stock
                                                 Option Committee


                                                 EMPLOYEE

/s/ William J. McMorrow                          /s/ Lewis A. Halpert
-----------------------------------              ----------------------------
William J. McMorrow, Chairman                    Lewis A. Halpert

/s/ Freeman Lyle
----------------------------
Freeman Lyle
Executive Vice President and
Chief Financial Officer